Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Forge Nano, Inc.
Income Taxes
Income Taxes
20.	Income Taxes

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date ordinary income or loss, plus any significant unusual or infrequently occurring items which are recorded in the interim period. The provision for income taxes for the three months ended March 31, 2026, and March 31, 2025 is zero and differs from the amount that would be provided by applying the statutory U.S. federal income tax rate of 21% to pre-tax loss primarily due to permanent differences and the change in valuation allowance.

The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, and permanent differences. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes.

The deferred tax assets are comprised primarily of net operating loss carry forwards. As of March 31, 2026, and March 31, 2025, the deferred tax assets continue to be subject to a full valuation allowance. The company maintains the valuation allowance based on the analysis of its cumulative loss position.

On July 4, 2025, President Trump signed into law the One Big Beautiful Bill Act (“OBBBA”). The OBBBA makes permanent key elements of the Tax Cuts and Jobs Act, including 100% bonus depreciation, domestic research cost expensing, and the business interest expense limitation. ASC 740, “Income Taxes”, requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in which the legislation is enacted. The Company has completed its initial assessment of the OBBBA corporate tax provisions which were enacted on July 4, 2025 and concluded that there would be no impact to its effective tax rate.

20.Income Taxes

Our income (loss) before provision for income taxes for the years ended December 31, 2025 and 2024 was as follows:

	2025	2024
Domestic	$(43,174)	$(26,984)
Foreign	—	—
Total	$(43,174)	$(26,984)

A reconciliation of the federal statutory income tax rate to the Company’s effective tax rate is as follows:

	2025	2024	2025	2024
Federal income tax expense (benefit) attributable to:
Current operations	$(9,067)	$(5,667)	21.00%	21.00%
State tax effect - Net of federal benefit	(639)	(230)	1.50%	0.86%
Permanent differences	1,640	247	(3.47)%	(0.92)%
Other adjustments	6	17	0.00%	(0.06)%
Valuation allowance	8,060	5,633	(19.02)%	(20.88)%
Net provision for federal income tax	$—	$—	0.00%	0.00%

The cumulative tax effect of significant items comprising our net deferred tax amount are as follows for December 31, 2025 and 2024:

	2025	2024
Deferred tax asset attributable to:
Net operating loss carryover	$22,716	$15,970
Accrued bonus	189	175
Stock compensation expense – NSOs/RSAs	222	90
Provision for loss on contracts	117	—
Fixed assets	558	—
Other reserves	172	198
Operating lease liability	14,610	666
Section 174 expenditures	503	728
Deferred revenue	516	15
Sundew acquisition - earnout liability FMV	361	192
Total deferred tax assets	39,964	18,034
Less: valuation allowance	(24,960)	(16,903)
Net deferred tax assets	15,004	1,131
Deferred tax liabilities attributable to:
Fixed assets	—	(235)
Intangibles	(240)	(269)
Goodwill	(10)	(2)
Operating lease ROU assets	(14,754)	(625)
Total deferred tax liabilities	(15,004)	(1,131)
Net deferred tax assets (liabilities)	$—	$—

As of December 31, 2025, the Company had net operating loss carry-forwards for federal income tax purposes of approximately $104,170 consisting of pre-2018 losses in the amount of approximately$3,941 that expire in 2037 and 2038, and post-2017 losses in the amount of approximately $100,229. These net operating losses are available to offset future taxable income. The Company was formed in 2011 as a S-Corporation and changed to a corporation in 2016. Activity prior to incorporation is not reflected in the Company’s corporate tax returns. In the future, the cumulative net operating loss carry-forward for income tax purposes may differ from the cumulative financial statement loss due to timing differences between book and tax reporting.

As of December 31, 2025, the Company has various state net operating loss carryforwards. The determination of the state net operating loss carryforwards is dependent upon apportionment percentages and state laws that can change from year to year and impact the amount of such carryforwards. If such net operating loss carryforwards are not utilized, they will begin to expire in 2032.

The ultimate realization of deferred tax assets is dependent upon the Company’s ability to generate sufficient taxable income during the periods in which the net operating losses expire and the temporary differences become deductible. The Company has determined that there is significant uncertainty that the results of future operations and the reversals of existing taxable temporary differences will generate sufficient taxable income to realize the deferred tax assets; therefore, a valuation allowance has been recorded. In making this determination, the Company considered historical levels of income as well as projections for future periods. Increase in the valuation allowance of $8,640 is in relation to the net increase in DTA of $8,640.

The tax years 2022 to 2025 remain open for potential audit by the Internal Revenue Service. There are no uncertain tax positions as of December 31, 2025, and none are expected in the next 12 months.

On July 4, 2025, President Donald Trump signed the One Big Beautiful Bill Act (OBBBA) into law, which is considered the enactment date under U.S. GAAP. This legislation introduces several provisions affecting businesses, including the permanent extension of certain expiring elements of the Tax Cuts and Jobs Act, modifications to the international tax framework, and favorable tax treatment for certain other business provisions. Key corporate tax provisions include existing 21% corporate income tax rate made permanent, the restoration of 100% bonus depreciation, immediate expensing for domestic research and experimental expenditures, changes to Section 163(j) interest limitations, updates to Global Intangible Low Tax Income (GILTI) and Foreign- Derived Intangible Income (FDII) rules, amendments to energy credits, and expanded Section 162(m) aggregation requirements. The OBBBA contains multiple effective dates, with some provisions applicable beginning in 2025. The legislation does not impact the Company’s prior years’ financial statements.